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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 4, 2000 relating to the financial statements, which appears in Endorex Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1999, as amended by Form 10-KSB/A. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP

Chicago, Illinois
December 29, 2000